Exhibit 10.5

Execution Version

SUBORDINATION AGREEMENT

This Subordination Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of March 15, 2023, by and among EACH PERSON OR ENTITY SIGNATORY HERETO AS AN “INVESTOR” (each, an “Investor” and collectively, the “Investors”) and AGEX THERAPEUTICS (“AgeX”, or “Senior Creditor”).

Recitals

A. SERINA THERAPEUTICS, Inc., an Alabama corporation (“Borrower”), has requested and/or obtained certain loans or other credit accommodations from Senior Creditor.

B. Each Investor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. To induce Senior Creditor to extend credit to Borrower, including by the Senior Note Documents (as defined below) and, at any time or from time to time, at Senior Creditor’s option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, each Investor is willing to subordinate: (i) all of Borrower’s indebtedness and obligations related thereto owing to such Investor (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), plus any dividends and/or distributions or other payments pursuant to call, put, or conversion features in connection with equity securities of Borrower issued to or held by such Investor, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations owing to Senior Creditor as set forth herein; and (ii) all of such Investor’s security interests, if any, to all of Senior Creditor’s rights of repayment with respect to the obligations owing to Senior Creditor.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Each Investor hereby (a) acknowledges and consents to the entering into of that certain Note Purchase Agreement (as amended, supplemented, restated or otherwise modified prior to the execution thereof, the “NPA”), pursuant to which, among other things, the Borrower has agreed to issue and sell to AgeX and, subject to the terms and conditions set forth in the NPA, AgeX has agreed to purchase from the Borrower, its Convertible Promissory Note in the original principal amount as set forth therein (including any notes issued in substitution therefor or in replacement thereof, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “AgeX Note”) (the NPA and the AgeX Note may hereinafter be referred to collectively as the “Senior Note Documents”), (b) acknowledges and agrees that the Senior Debt (as defined below), and the entering into of the Senior Note Documents by Borrower and its subsidiaries shall be permitted under the provisions of the Subordinated Debt documents (notwithstanding any provision of the Subordinated Debt documents to the contrary), and (c) acknowledges, agrees and covenants that Investor shall not contest, challenge or dispute the validity, priority or enforceability of the Senior Debt.

2. Each Investor hereby acknowledges and agrees that all Subordinated Debt is hereby subordinated in right of payment to all obligations of Borrower and its subsidiaries to Senior Creditor now existing or hereafter arising under the Senior Loan Documents (or any of them), together with all costs of collecting such obligations (including attorneys’ fees) and all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding (such obligations, collectively, the “Senior Debt”).

1

3. Each Investor agrees that it will not demand or receive from Borrower or its subsidiaries (and Borrower will not and will not allow its subsidiaries to pay to such Investor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will such Investor exercise any remedy with respect to any property of Borrower, nor will such Investor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (a) the Senior Debt has been fully paid in cash or has been converted to stock in accordance with its terms), (b) Senior Creditor has no commitment or obligation to lend any further funds to Borrower or to purchase additional indebtedness issued by Borrower, and (c) all financing agreements between Senior Creditor and Borrower are terminated. Nothing in the foregoing paragraph shall prohibit any Investor from converting all or any part of the Subordinated Debt into equity securities of Borrower (including any conversion right in those equity securities to convert to the common stock the Borrower), provided that, if such securities have any call, put or other conversion features that would obligate Borrower to declare or pay dividends, make distributions, or otherwise pay any money to the holder, such Investor hereby agrees that Borrower may not declare, pay or make such dividends, distributions or other payments to such Investor, and such Investor shall not accept any such dividends, distributions or other payments except as may be permitted in all of the Senior Loan Documents.

4. Each Investor shall promptly deliver to Senior Creditor or its designee, in the form received (except for endorsement or assignment by such Investor where required by Senior Creditor) for application to the Senior Debt (including in accordance with a separate intercreditor agreement between Senior Creditor and one or more other lenders) any payment, distribution, security or proceeds received by such Investor with respect to the Subordinated Debt in violation of the terms of this Agreement.

5. In the event of the insolvency of Borrower or any of its subsidiaries, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar statutory or common law proceeding or arrangement involving Borrower or any of its subsidiaries, the readjustment of its liabilities, any assignment for the benefit of its Investors or any marshalling of its assets or liabilities (each, an “Insolvency Proceeding”), (a) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, and (b) Senior Creditor’s claims against Borrower or any of its subsidiaries and the estate of Borrower and its subsidiaries shall be paid in full before any payment is made to any Investor.

6. Each Investor shall give Senior Creditor prompt written notice of the occurrence of any default or event of default under any document, instrument or agreement evidencing or relating to the Subordinated Debt owing to such Investor, and shall, simultaneously with giving any notice of default to Borrower, provide Senior Creditor with a copy of any notice of default given to Borrower. Each Investor acknowledges and agrees that any default or event of default under the Subordinated Debt documents shall automatically and without any further notice be deemed to be a default and an event of default under the Senior Loan Documents.

7. Until the Senior Debt has been fully paid in cash or converted into stock in accordance with its terms and Senior Creditor’s agreements to lend any funds to Borrower or purchase additional indebtedness of Borrower have been terminated, such Investor irrevocably appoints Senior Creditor as such Investor’s attorney-in-fact, and grants to Senior Creditor a power of attorney with full power of substitution, in the name of such Investor or in the name of Senior Creditor, for the use and benefit of the Senior Creditor, without notice to any Investor, to perform at Senior Creditor’s option the following acts in any Insolvency Proceeding involving Borrower or any of its subsidiaries:

a)	To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of such Investor if Investor does not do so prior to 30 days before the expiration of the time to file claims in such Insolvency Proceeding and if Senior Creditor elects, in its sole discretion, to file such claim or claims; and

2

b)	To accept or reject any plan of reorganization or arrangement on behalf of such Investor and to otherwise vote such Investor’s claims in respect of any Subordinated Debt in any manner that such Senior Creditor deems appropriate for the enforcement of its rights hereunder.

In addition to and without limiting the foregoing until the Senior Debt has been fully paid in cash or converted into stock in accordance with its terms and Senior Creditor’s agreements to lend any funds to Borrower or purchase additional indebtedness of Borrower have been terminated, each Investor hereby agrees that it shall not commence or join in any involuntary bankruptcy petition or similar judicial proceeding against Borrower.

8. Each Investor represents and warrants that such Investor has provided Senior Creditor with true and correct copies of all of the documents evidencing or relating to the Subordinated Debt owing to such Investor. Each Investor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. Each Investor represents and warrants to Senior Creditor that it has not accepted, and will not accept, any collateral in respect of the Subordinated Debt, the Subordinated Debt owing to it is and shall remain unsecured, and that such Investor has not, and has not authorized the filing of, any financing statements against Borrower or any of its subsidiaries, nor will such Investor file, or authorize the filing of, any financing statements against Borrower or any of its subsidiaries. Likewise, the Senior Creditor agrees that it has not accepted, and will not accept, any collateral in respect of the Senior Debt, the Senior Debt owing to it is and shall remain unsecured, and that the Senior Creditor has not, and has not authorized the filing of, any financing statements against Borrower or any of its subsidiaries, nor will the Senior Creditor file, or authorize the filing of, any financing statements against Borrower or any of its subsidiaries.

9. No amendment of the documents evidencing or relating to the Subordinated Debt shall be made without Senior Creditor’s expressed written consent. Senior Creditor shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of property of Borrower and its subsidiaries except in accordance with the terms of the Senior Debt.

10. Each Investor hereby represents and warrants to Senior Creditor that all necessary action on the part of such Investor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of such Investor hereunder has been taken. Each Investor hereby represents and warrants to Senior Creditor that this Agreement constitutes the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms. Each Investor hereby represents and warrants to Senior Creditor that the execution, delivery and performance of and compliance with this Agreement by such Investor will not (a) result in any material violation or default of any term of any of such Investor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.), as applicable or (b) violate any material applicable law, rule or regulation.

11. If, at any time after payment in full of the Senior Debt, any payments of the Senior Debt must be disgorged by Senior Creditor for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Investor shall immediately pay over to Senior Creditor all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to any Investor, Senior Creditor may take such actions with respect to the Senior Debt as Senior Creditor, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting such Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. Investor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating Investor to assert any defenses of a surety or guarantor, or that may give the subordinating Investor the right to require a senior lender to marshal assets, and each Investor agrees that it shall not assert any such defenses or rights.

3

12. This Agreement shall bind any successors or assignees of each Investor and shall benefit any successors or assigns of Senior Creditor, provided, however, each Investor agrees that, prior and as conditions precedent to such Investor assigning all or any portion of the Subordinated Debt: (a) such Investor shall give Senior Creditor prior written notice of such assignment, and (b) such successor or assignee, as applicable, shall execute a written agreement whereby such successor or assignee expressly agrees to assume and be bound by all terms and conditions of this Agreement with respect to such Investor. This Agreement shall remain effective until terminated in writing by Senior Creditor, which Senior Creditor agrees to do no later than five business days after that date the Senior Debt has been fully paid in cash or converted into stock in accordance with its terms and Senior Creditor’s agreements to lend any funds to Borrower or purchase additional indebtedness of Borrower have been terminated. This Agreement is solely for the benefit of the Investors and Senior Creditor and not for the benefit of Borrower or any other party. Each Investor further agrees that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if Senior Creditor or the Borrower makes a request of such Investor, such Investor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

13. Each Investor hereby agrees to execute such documents and/or take such further action as Senior Creditor may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Senior Creditor.

14. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Each party hereto may execute this Agreement by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

15. This Agreement, and all matters arising directly and indirectly herefrom (“Covered Matters”), shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between parties in the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Each of the parties hereto irrevocably submits to the personal jurisdiction and venue of the Chancery Court of Delaware, or if such court is unavailable, the United States District Court for Delaware, and any appellate courts from any thereof for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each party agrees that service of process upon such party in any such claim, action, or proceeding shall be effective if notice is given in accordance with the provisions of this Agreement. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION, OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

16. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Each Investor acknowledges and agrees and represents that it is not relying on any representations by Senior Creditor or Borrower in entering into this Agreement, and such Investor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by each Investor and Senior Creditor

[Signature page follows.]

4

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INVESTOR:

MORGAN NAGROM, LLC,
a Washington limited liability company

By:	/s/ John M. Chenault
John M. Chenault, as manager

Address:

Email:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INVESTOR:

By:	/s/ Loyd H. Little, JR
(Signature)

Name:	Loyd H. Little, JR
Title:	Investor

Address:

Email:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INVESTOR:

By:	/s/ Margaret P. Little
(Signature)

Name:	Margaret P. Little
Title:	Investor

Address:

Email:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INVESTOR:

By:	/s/ Helen McMillian
(Signature)

Name:	Helen McMillian
Title:

Address:

Email:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INVESTOR:

By:	/s/ John Joseph Vallely
(Signature)

Name:	John Joseph Vallely
Title:

Address:

Email:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INVESTOR:

By:	/s/ Francesco Veronese
(Signature)

Name:	Francesco Veronese
Title:	Mr.

Address:

Email:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INVESTOR:

By:	/s/ Dr. Michael D. Yates; /s/ Karen W. Yates
(Signature)

Name:	Dr. Michael D. Yates and Karen W. Yates (JTWROS)
Title:

Address:

Email:

With a copy (which shall not constitute notice)
to:

“SENIOR CREDITOR”

AgeX Therapeutics, Inc.

By:	/s/ Michael West
(Signature)

Name:	Michael West
Title:	Chief Executive Officer

Address:

Email:

With a copy (which shall not constitute notice) to:
Email:

The undersigned approves of the terms of this Agreement.

the BORROWER:

Serina Therapeutics, Inc.

By:	/s/ Randall Moreadith
Randall Moreadith, as its Chief Executive Officer and President

Address:

Email: